UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                             Current Report pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


        Date of report (Date of earliest event reported): March 14, 2007


                       METROPOLITAN HEALTH NETWORKS, INC.
             (Exact name of registrant as specified in its charter)


                                     Florida
                 (State or other jurisdiction of incorporation)


                001-32361                             65-0635748
         (Commission file number)        (I.R.S. Employer Identification No.)

                     250 Australian Avenue South, Suite 400
                            West Palm Beach, FL 33401
          (Address of principal executive offices, including zip code)


                                 (561) 805-8500
              (Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.  Regulation FD Disclosures.

         On March 14, 2007, Metropolitan Health Networks, Inc. issued a press release announcing its intention to file a 15-day extension notification with the Securities and Exchange Commission regarding its Annual Report on Form 10-K for the fiscal year ended December 31, 2006. A copy of this press release is attached hereto as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

      (d) Exhibits

      99.1 Press release dated March 14, 2007.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  March 15, 2007


                                      METROPOLITAN HEALTH NETWORKS, INC.



                                      By: /s/ Roberto L. Palenzuela
                                          --------------------------------
                                      Roberto L. Palenzuela
                                      Secretary and General Counsel